EXHIBIT 2

                                POWER OF ATTORNEY

      Each of Edelman Value Partners, L.P., Edelman Value Fund, Ltd., A.B. Edelman Company, Inc., individually and in its capacity as General Partner of Edelman Value Partners, L.P., Asher B. Edelman, Kamikaze Trading LLC, Amalgamated Sludge LLC, Cordell Consultants, Inc. (VA) Money Purchase Plan and Robin Rodriguez hereby designates and appoints SCOTT B. KASEN as their attorney-in-fact, to take all actions and to execute all documentation in their stead and on their behalf necessary or prudent to effectuate any amendments to the Schedule 13D with respect to ESC Medical Systems, Ltd. filed by such entities and individuals, until revoked in writing by such entity or individual.

            This Agreement shall be binding upon the undersigned and their respective heirs, representatives, successors and assigns.


/s/ Asher B. Edelman                      /s/ Robin Rodriguez
-----------------------------------       --------------------------------------
Asher B. Edelman                          Robin Rodriguez


EDELMAN VALUE FUND, LTD., a British       KAMIKAZE TRADING LLC, a Virginia
Virgin Islands corporation                limited liability company

By: /s/ Asher B. Edelman                  By: /s/ Robin Rodriguez
    -------------------------------           ----------------------------------
    Asher B. Edelman, Investment              Robin Rodriguez, Managing Member
    Manager


A.B. EDELMAN MANAGEMENT                   AMALGAMATED SLUDGE LLC , a Nevada
COMPANY, INC., a New York corporation     limited liability company

By: /s/ Asher B. Edelman                  By: /s/ Robin Rodriguez
    -------------------------------           ----------------------------------
    Asher B. Edelman, President               Robin Rodriguez, Managing Member


EDELMAN VALUE PARTNERS, L.P.              CORDELL CONSULTANTS, INC. (VA)
                                          MONEY PURCHASE PLAN, a Virginia
                                          corporation
By: A.B. EDELMAN MANAGEMENT
    COMPANY, INC., a New York
    corporation

By: /s/ Asher B. Edelman                  By: /s/ Robin Rodriguez
    -------------------------------           ----------------------------------
    Asher B. Edelman, President               Robin Rodriguez, President


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